UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                                ORLANDO DIVISION

In re:                                                     Chapter 11

LASERSIGHT TECHNOLOGIES, INC.                     Case no. 6:03-bk-10370-ABB
                                                  Jointly Administered with
                                                  Case no. 6:03-bk-10371-ABB and
                                                  Case no. 6:03-bk-10369-ABB
  Debtors.
  ________________________/



                DEBTORS' CONFIRMATION MEMORANDUM AND DECLARATION
                ------------------------------------------------


         LaserSight,  Inc. ("LSI") and LaserSight  Technologies,  Inc.  ("LST"),

Debtors, offer the following memorandum in support of the Debtors' Joint Plan of

Reorganization dated March 8, 2004 (Doc. No. 204). Definitions in the Plan shall be applicable herein.


         DEBTOR'S BACKGROUND
         -------------------

         Headquartered in Winter Park,  Florida,  LSI's common stock is publicly traded.  LST provides  precision  laser  scanning  systems and other  technology solutions for laser refractive  surgery.  LST has sold its products in more than

30 countries.

         LST's leading products include the LaserScan LSX(R)excimer laser system and the  MicroShape(TM)family  of  keratome  products.  Its  proprietary  system components include the AccuTrack(TM)eye-tracking  system and laser software. The

Astra  family  of  products  includes  the  AstraMax(R)  diagnostic  workstation designed to provide  precise  diagnostic  measurements of the eye and CustomEyes

AstraPro(R)  software,  surgical  planning tools that utilize advanced levels of diagnostic  measurements  for the planning of custom  ablation  treatments.  The

MicroShape  family of keratome  products  includes  the  UltraShaper(R)  durable keratome and UltraEdge(R) keratome blades. Since 1994, LST has sold more than

300 of its laser  systems  throughout  the  world.  In the  United  States,  the

Company's  LaserScan LSX excimer laser system has been approved by the U.S. Food

and   Drug   Administration   for   treatment   of   low  to   moderate   myopia

(nearsightedness) by photorefractive keratectomy.

         The Debtor  operates five (5) days a week  year-round.  Average monthly revenue  has been  $700,000.00.  The Debtor  has  approximately  25  non-insider employees  On  September 5, 2003 the debtors  filed  petitions  for relief under

Chapter 11 of the Bankruptcy  Code. On March 9, 2004, this Court filed its order approving disclosure statement and scheduling a hearing to consider confirmation of the Plan.

         PLAN SUMMARY
         ------------

        The  Joint   Amended  Plan  of   Reorganization   is  modified  by  the

Modification  of the  Joint  Amended  Plan  filed  contemporaneously  with  this

Memorandum.  The  Modification  changes the definitions to include priority wage claims as an Administrative  Expense.  The effect of this is to provide for five

$4,650  Section  507(a)(3)  wage claims  earned  within the 90 days prior to the petition  date that were  overlooked in the plan  drafting  process.  The second changes the  definition of the Effective  Date to make the effective date of the plan June 30, 2004, as opposed to 75 days from the confirmation  date.  Finally,

the  Modification  makes clear the method of calculating the shares to be issued under  the plan and that  fractional  shares  will not be  issued.  The  Debtors believe that the modifications are consistent with the Plan as previously filed.

         Under the Plan, creditors of LSI and LST and the equity security holder of LSI will receive stock in the reorganized LSI as follows:

         The existing  common and preferred  stock of the LSI shall be cancelled and 10,000,000 shares of new common stock issued.

    ----------------------------------------------------------------------------
                                                 Ownership
    Shareholders                                 Percentage*       Shares
    ----------------------------------------------------------------------------
    Unsecured Creditors LSI                      11.16%            1,116,000
    Unsecured Creditors LST                      11.34%            1,134,000
    Existing Common Shareholders of LSI          5.40%             540,000
    Class H Preferred Stock Holder (NIIC)        3.60%             360,000
    NIIC Debtor in Possession Loan, first $1
    million                                      68.50%            6,850,000
    ----------------------------------------------------------------------------
    Total                                        100.00%           10,000,000
    ============================================================================

         Attached  hereto  as  Exhibit  "A" is a listing  of the stock  that the

Debtor will issue to the creditors of LST and LSI on the Effective Date assuming that the  objections  filed by the Debtor will each be sustained.  If any of the objections are overruled,  the number of shares will be recalculated  based upon the  conversion  factors set forth  below,  including  rounding.  In case of any inconsistency  between  the  amount of stock to be issued  using the  conversion factor and the listing,  the result using the  conversion  factor shall control.

Shares to be issued to holder of Allowed  Claims of Interest of Common  Stock in

LSI (LSI Class 4) are not on the listing  because of current  stock  trading and the inability of the Debtor to get complete information from transfer agents.

         In any case,  the amount of stock to be issued  will be  calculated  as follows:

Conversion factor for Allowed Claims of Unsecured Creditors of LSI (LSI Class 3)
--------------------------------------------------------------------------------
Amount of the Allowed Claim multiplied by 1,116,000 shares divided by the total Allowed Claims (after objections determined).

Conversion  factor for Allowed  Holder of Unsecured  Claims of LST (LST class 5)
--------------------------------------------------------------------------------
Amount of the Allowed Claim multiplied by 1,134,000 shares, divided by the total amount of the Allowed Claims (after objections determined).

Conversion factor for Allowed Claims of Interest for Holder of Common Stock (LSI
--------------------------------------------------------------------------------
Class 4) The holder of an Allowed Interest in LaserSight,  Inc shall receive one
---------
share of the Reorganized LSI for every 51.828 claims of interest an allowed holder on the Effective Date will receive (the Amount of Allowed Interests multiplied by 540,000 new shares to be issued divided by 27,987,141 shares outstanding )

No Fractional shares.  No  fractional  shares of the  reorganized  LSI will be
---------------------
issued. Any fractional share resulting from the above calculations will be rounded as follows: the result less than .5 will be rounded down to the next whole share; any fractional shares greater than or equal to .5 will be rounded up to the next whole share. However, any resulting share less than 0.5 shall be rounded up to 1.0 share.

         As set  forth  in the  Plan,  NIIC has the  option  of  converting  the remaining  $1.0 million of the Debtor in  Possession  Loan to stock,  and GE has warrants  for 100,000  shares of stock.  Obviously,  the exercise of the options shall not  change  the  amount of stock  issued,  but it shall  change the total amount of the stock of the Reorganized LSI as follows:

   -----------------------------------------------------------------------------
   Shareholders                                      Ownership        Shares
                                                    Percentage
   -----------------------------------------------------------------------------
   Unsecured Creditors LSI                           8.86%            1,116,000
   Unsecured Creditors LST                           9.00%            1,134,000
   Existing Common Shareholders of LSI               4.29%            540,000
   Class H Preferred Stock Holders (NIIC)            2.85%            360,000
   NIIC Debtor in Possession Loan, first $1
   million                                           54.37%           6,850,000
   NIIC Debtor in Possession Loan, second
   $1 million  converted                             19.84%           2,500,000
   GE warrants exercised                             0.79%            100,000
                                                     ---------------------------
   Total                                             100.00%         12,600,000
   =============================================================================


         PLAN COMPLIANCE - SECTION 1129(a)(1)
         ------------------------------------

         The Plan complies  with the  applicable  provisions  of the  Bankruptcy

Code. Among other things, the Plan:

         1. designates,  subject  toss.1122 of the Bankruptcy  Code,  Classes of

Claims, and Classes of Interest;

         2.  specifies  any class of Claims or  Interests  that is not  impaired under the Plan;

         3.  specifies  the treatment of any Class of Claims or Interest that is impaired under the Plan;

         4.  provides  the same  treatment  for  each  Claim  or  Interest  of a particular Class,  unless the holder of a particular Claim or Interest agrees to a less favorable treatment of such particular Claim or Interest;

         5. provides adequate means for  implementation of the Plan, such as:

            a.retention  by the Debtor of property  of the estate;

            b. curing or waving of anydefaults;

            c.  extension of maturity  dates on  obligations;

            d.  reduction  andextension of unsecured indebtedness;

         6.  provides  for the  inclusion  in the  charter  of the  Debtor  of a provision prohibiting the issuance of non-voting equity securities; and

         7. contains only  provisions  that are consistent with the interests of creditors and equity security holders and with public policy with the respect to the manner of selection of any officer,  director, or trustee under the Plan and any successor of such officer, director or trustee.



         PROPONENT COMPLIANCE - SECTION 1129(a)(2)
         -----------------------------------------

         The proponent of the Plan, the Debtor, has complied with the applicable provisions of the Bankruptcy Code. Among other things, the Debtor has:

         1. performed and complied with the duties imposed under Bankruptcy Code ss.1107.

         2. solicited acceptances of the Plan only in compliance with Bankruptcy Code ss.1125.

         GOOD FAITH - SECTION 1129(a)(3) (fn1)
         -------------------------------
         The last date for filing objections to the Plan was April 20, 2004. No objections have been filed. In any event, the Plan has been proposed in good faith and not by any means  prohibited  by law.  The primary  objectives  of the

Debtor in proposing the Plan:

         1. preserve going concern value of the business;

         2. provide a meaningful  distribution  to holders of Allowed  Unsecured

            Claims and Interests.

         PAYMENTS - SECTION 1129(a)(4)
         -----------------------------

         All payments made or to be made by the Debtor in or in connection  with the Chapter 11 case or in connection  with the Plan have been approved by or are subject to this Court's counsel for the debtor in possession: Approximate Claims of:

         Wolff, Hill McFarlin & Herron, P.A.                  $180,190.73

         PCE Investment Bankers, Inc.                         $137,000.00

         Baker & Hostetler, LLP                               $ 11,681.25

         OFFICERS/DIRECTORS - SECTION 1129(a)(5)
         ---------------------------------------

         As more  fully set forth in the  Disclosure  Statement,  the Debtor has disclosed  the identity and  affiliations  of any  individual  proposed to serve after  confirmation  of the Plan as a director  or officer of the Debtor and the nature of their compensation, as follows:

         Name                       Position                   Monthly Salary
         ----                       --------                   --------------

         David Liu                  President and CEO          $15,000.00
         Dorothy Cipolla, CPA       Chief Financial Officer    $ 8,666.67
         Richard Davis              VP, Engineering            $10,833.00
         Guy Numann                 Director                   see below
         Xianding Weng              Director                   see below
         Ying Gu                    Director                   see below

Director's Compensation:
------------------------

$10,000 retainer fee per year per director
$1,000 per on-site meeting for up to 4 meetings a year per director $500 per committee meeting per director
$200 per telephone  meeting per director
Actual travel expense reimbursed

         GOVERNMENT APPROVAL - SECTION 1129(a)(6)
         ----------------------------------------

         The  Debtor's  "rates" are not  subject to  approval of any  government regulatory commission.

         BEST INTEREST OF CREDITORS - SECTION 1129(a)(7)
         -----------------------------------------------

         With respect to each impaired Class of Claims or Interests, each holder of a Claim or Interest of such Class:

                  a. has accepted the Plan; or

                  b. will  receive  or retain  under the Plan on account of such

Claim or Interest,  property of a value,  as of the Effective  Date of the Plan,

that is not less than the amount that such holder  would so receive or retain if the Debtor were liquidated under Chapter 7 of the Bankruptcy Code on such date.

                  As more fully set forth in the Liquidation  Analysis  attached hereto as Exhibit A:

                     1.   Estimated Net Liquidation Value of Assets: $2,043,290.


                     2.   Estimated Claims:
                          a. Secured              $2,222,893.37

                          b. Priority:
                                   Wage claims  - $   23,250.00
                                   Adm. Expense - $  201,988.65
                                                   -------------
                                   Total        - $  225,238.65

                          c. Unsecured:  Allowed  Unsecured Claims estimated to

be $18,011,906.17.

                     3. Estimated liquidating distribution to holders of Allowed

Unsecured Claims:  $0.00.

                  The Plan provides for: (i) full payment to priority creditors;

and (ii) a dividend of in form of stock in  Reorganized  LSI as set forth above.

In that no  creditors  would  receive any monies  according  to the  liquidation analysis  of the  Debtor,  the  expected  recovery  under the Plan  exceeds  the recovery  under a  hypothetical  Chapter  7  liquidation.  Therefore,  the  Plan satisfies the "best interests" of creditors test.


         ACCEPT/REJECT - SECTION 1129(a)(8)
         ----------------------------------


 With respect to each Class of Claims or Interest:

                     1. such Class has accepted the Plan (fn2);

                     2. such Class is not impaired under the Plan; or

                     3. the  Plan is fair an equitable and does not discriminate unfairly with respect to such Class.

         The Debtor's ballot  tabulation is attached hereto and  incorporated by reference as Exhibit B. The only class that has not voted for the plan according to the ballot tabulation is the LSI Class 6, holders of warrants, and LST

Class 4.

         LSI  Class 6 the  holders  of  warrants.  The  Plan  provides  that all existing warrants are extinguished, and therefore it is presumed that this class votes against the plan. Actually, no votes were cast. Based upon the liquidation analysis, the treatment of the unexercised warrants is fair and equitable and does not discriminate unfairly with respect to such class.

         LST Class 4 is the secured claim of the Orange County Tax Collector for tangible  personal  property taxes.  This is a scheduled  claim. No claim and no ballot were filed, and the debtor will  investigate  whether the claim is valid.

In any case, the Plan calls for this creditor to receive  payment on its Allowed

Claim.  This creditor shall receive monthly payments over a period not exceeding six years from the date of assessment  consistent with ss.  1129(a)(9)(C).  This treatment  is  consistent  with  the  requirements  of the  Code,  is  fair  and equitable, and does not discriminate unfairly.

         PRIORITY CLAIMS - SECTION 1129(a)(9)
         ------------------------------------

         Except to the extent that the holder of the Claim  agrees to  different treatment, the Plan provides as follows:

         1. Non-Tax  Priority Claims shall be paid in full on the Effective Date of the Plan; and

         2. Holders of Allowed Priority Tax Claims shall be paid consistent with

ss. 1129(a)(9)(C)

         ACCEPTANCE BY IMPAIRED CLASS - SECTION 1129(a)(10)
         --------------------------------------------------

         As more fully set forth in the attached ballot tabulation,  an impaired

Class has accepted the Plan,  determined  without including an acceptance of the

Plan, by an insider, including:

         Class No.              Name
         ---------              ----

         LSI Class 1           GE  Healthcare  Services

         LSI Class 2           NIIC (for DIP Lending)

         LSI Class 3           Allowed  Unsecured  Claims

         LSI Class 4           Allowed Interest of Holders of Common  Stock

         LSI Class 5           Allowed  Interests  of Holders of Preferred Stock

         LST Class 2           GE Healthcare Services

         Class No.              Name
         ---------              ----
         LST Class 3           NIIC (for DIP Lending)

         LST Class 5           Allowed  Unsecured  Claims


         FEASIBILITY - SECTION 1129(a)(11)
         ---------------------------------

         Factors Precipitating Bankruptcy.
         ---------------------------------

         The following  events were the major  precipitating  factors leading to the filing of the Chapter 11 Case:


         Inadequate  internal  cost  controls

         Inappropriate  grant of credit

         Lack of focus in marketing  the debtors' products worldwide


         Business Plan.
         --------------

         Attached  hereto  and  incorporated  by  reference  as  Exhibit C is an excerpt from the March 2004 monthly operating report Debtor.

         The  Reorganized  Debtor has a  substantially  reduced  cost  structure across all  sections of the company with  focused  product  offering and focused marketing  strategy - focus on improving  core product  performance  and product quality and focus on its  marketing  effort  mainly in China and other  selected markets. As the Debtor's financials indicate, the Debtor believes it will make a profit in the first year after re-organization with moderate revenue, a first in the entire  history of the Debtor.

         LSI has  substantially  changed its business  operations since the last

10-Q filing for the  quarter-ended  March 31, 2003. The Debtor has  discontinued

the sales and  marketing  of  Keratome  products  due to the lack of demand  and costs.  The  Debtor  will be  focusing  sales  efforts on its core  products  of

AstraScan scanning laser,  AstraMax  diagnostic  workstation and AstraPro custom ablation  software.  LSI plans to concentrate  sales efforts in selected markets through distribution agreements, with the main focus in Chinese market. These agreements will require new distributors to market and service LSI products.

This change of operations will lower marketing and servicing costs.

         In addition,  the Debtor has streamlined operations through a reduction of employees  from 59 personnel at March 31, 2003 to 22 employees as of February

29,  2004.  This has reduced  payroll from  approximately  $391,000 per month to approximately  $113,000 per month. The Debtor has also  consolidated  operations from two facilities to one. This has lowered operating costs as well as improved manufacturing  efficiencies and communications.

         Finally,  with the  execution  of the  Purchase  Agreement  with  NIMD,

attached as Exhibit D, the Debtor  believes that it has the stability to perform according to the business plan.


         TRUSTEE FEES - SECTION 1129(a)(12)
         ----------------------------------

         The Plan provides for the payment of all fees payable

under  Section 1930 on the  Effective  Date of the Plan.

         RETIREMENT BENEFITS - SECTION 1129(a)(13)
         -----------------------------------------

         The Debtor does not provide retiree benefits.

         CRAM DOWN - SECTION 1129-(b)
         ----------------------------

         The  following  Classes are  impaired and have (i) rejected the Plan or
(ii) not cast a ballot:

         LSI  Class 6 the  holders  of  warrants.  The  Plan  provides  that all
         ---------------------------------------
existing warrants are extinguished, and therefore it is presumed that this class votes against the plan. Actually, no votes were cast. Based upon the liquidation analysis,  the treatment of the  unexercised  warrants is fair and equitable and does not discriminate unfairly with respect to such class.

         LST Class 4 is the secured claim of the Orange County Tax Collector for
         -----------------------------------------------------------------------
tangible  personal  property taxes.  This is a scheduled  claim. No claim and no
-----------------------------------
ballot were filed, and the debtor will  investigate  whether the claim is valid.

In any case,  the Plan  calls for this  creditor  will  receive  payment  on its

Allowed Claim.  This creditor shall receive  monthly  payments over a period not

exceeding   six  years  from  the  date  of  assessment   consistent   with  ss.

1129(a)(9)(C).  This treatment is consistent with the  requirements of the Code,

is  fair  and  equitable,  and  does  not  discriminate  unfairly.

                            CONFIRMATION DECLARATION
                            ------------------------

         The  undersigned,  David Liu,  offers  this  declaration  in support of confirmation  of the Joint  Amended Plan of  Reorganization  dated March 9, 2004

filed  by  Lasersight  Incorporated  and  Lasersight  Technologies,   Inc.  (the

"Debtor").

         1. I am the President of the Debtor.

         2. I have  participated  in and supervised the  formulation of the Plan and Disclosure Statement.

         3. I have  personal  knowledge of the factual  matters set forth in the

Debtor's Confirmation Memorandum offered in support of the Plan.

         4. I declare under penalty of perjury,  that this  declaration  and the

Conformation Memorandum is true and correct.



Dated: April 23, 2004

                                                    /s/ David Liu
                                                    -------------
                                                    David Liu, President

                             CERTIFICATE OF SERVICE
         I CERTIFY that a copy of the foregoing  along with all  attachments has been sent on April 23, 2004 via electronic  notice to the United States Trustee,

135 W. Central Blvd., Suite 620, Orlando, FL 32802.




                                           /s/ Frank   M. Wolff
                                           --------------------------
                                           Frank M. Wolff
                                           Florida Bar No. 319521
                                           Wolff, Hill, McFarlin & Herron, P.A.
                                           1851 West Colonial Drive
                                           Orlando, FL  32804
                                           Telephone (407) 648-0058
                                           Facsimile  (407) 648-0681

                                           Attorneys for the Debtor






 (fn1) If no objection is timely filed, then the Court may determine that the Plan has been proposed in good faith and not by any means forbidden by law without receiving evidence on the issues. Rule 3020(b)(2) F.R.B.P.

 (fn2) An impaired Creditor's failure to vote on or object to a plan of reorganization constitutes acceptance of the plan for purposes ofss.1129(a)(8) and (b). Heins v. Ruti-Sweetwater, Inc., 836 F.2d 1263, 1266-7 (10th Cir. 1988); In re Szostck, 886 F.2d 1405, 1413 (3rd Cir. 1989). In re Campbell, 89 Bankr. 187 (Bankr. N.D. Fla. 1988), the court holds that "those impaired classes which failed to vote and did not object to confirmation of the plan are deemed to have accepted the plan for purposes of meeting the requirements ofss.1129(a) of the Bankruptcy Code." Id. at 188. See, In re Yentis, 125 Bankr. 158, 163 (N.D. Tex.
1991)(". . . concerned creditors will take an active role in protecting claims.")

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